Back to Form 8-K
Exhibit 10.2

Amendment #1
To the Contract between
The Florida Healthy Kids Corporation
And
WELLCARE OF FLORIDA, INC. (INSURER)

THIS AMENDMENT ONE (#1) entered into by the Florida Healthy Kids Corporation (“FHKC”) and WELLCARE OF FLORIDA, INC. (“INSURER”), collectively referred to as the “Parties,” amends the Medical Services Contract with the  Commencement Date of October 1, 2010 (the “Contract”).

BACKGROUND

Section 4-1 of the Contract permits the Contract to be amended with the mutual written consent of the Parties.

FHKC and INSURER have agreed to renew its Contract for the final one (1) year at the current premium rate as stated under Section 3-21-1.

THEREFORE, in consideration of the services to be performed and payments to be made, together with the mutual covenants and conditions hereinafter set forth, the Parties agree as follows:

I.	Section 3-21	Premium Rate Provisions is amended to read as follows:

3-21-1 Premium Rate

The premium rate charged for the provision of Comprehensive Medical Care Services for October 1, 2011 through September 30, 2012 shall be as follows:

As to HEALTHEASE:

COUNTY	PER MEMBER PER MONTH
Bay	$100.66
Citrus	$97.55
Clay	$98.82
Duval	$88.24
Martin	$96.18
Nassau	$107.15
Washington	$103.27

As to STAYWELL:

COUNTY	PER MEMBER PER MONTH
Broward	$136.75
Miami-Dade	$113.47
Hernando	$100.91

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Hillsborough	$94.37
Lee	$121.20
Orange	$114.73
Osceola	$92.84
Palm Beach	$95.12
Pasco	$99.13
Pinellas	$94.18
St. Lucie	$78.52

II.	Section 3-21-3, Experience Adjustment is amended to read as follows:

In the event that the actual medical loss ratio (MLR) that the INSURER achieves for this Contract is better than eighty five percent (85%), calculated in the same manner as the premium development and allocation methodology utilized in INSURER’s ITN response, INSURER shall return to FHKC a share of the dollar difference between the INSURER’s actual MLR for said period and the projected minimum MLR of eighty five percent (85%) based on the following tiered Experience Adjustment schedule:

A.           Tier I:  MLR of 84.99 to 82.00 Percent:                                                                                     50% to FHKC
(84.99% to 82.00%)

B.           Tier II:  MLR of 81.99 Percent or Less:                                                                                     100% to FHKC
(81.99% or less)

If INSURER’s actual MLR is less than eighty-five percent (85%) during a Contract Year, but not lower than eighty-two percent (82%), INSURER shall return to FHKC fifty percent (50%) of the difference between the actual MLR and the projected minimum MLR of eighty-five percent (85%), pursuant to sub-paragraph 3-21-3A Tier I.

If INSURER’S actual MLR is less than eighty-two percent (82%) during any Contract Year, INSURER shall return to FHKC the sum of the Tier I and Tier II experience adjustment pursuant to sub- paragraph 3-21-3A and B, as follows:

1)	fifty percent (50%) of the difference between INSURER’s actual MLR of eighty-two percent (82%) and the minimum MLR of eighty-five percent (85%), and

2)	one hundred percent (100%) of the difference between INSURER’s actual MLR and the Tier II maximum MLR of eighty-two percent (82%).

The Experience Adjustment calculations of Section 3-21-3, Experience Adjustment, shall be based on a thirty six (36) month period beginning on October 1, 2009 and ending on September 30, 2012. The calculations are based on a single contract year for all other contract periods.

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III.	Section 3-21-4, Annual Experience Adjustment Reporting Requirements, is amended to read as follows:

For the Annual Experience Adjustment Report, INSURER shall provide FHKC with a written copy of its findings for each Contract year by April 1st (first).  If any payments are due under this provision at the conclusion of the thirty six (36) month experience period described in Section 3-21-3, INSURER shall forward such payment to FHKC no later than May 1, 2013. INSURER may be subject to audit or verification by FHKC or its designated agents and shall maintain all records necessary to conduct such examinations throughout the contract term.

Any estimates included in such reports must be self-correcting such as for incurred by not yet realized claims (IBNR), as determined by FHKC, or if not determined to be self-correcting. FHKC shall require INSURER to conduct a true-up of medical loss ratio calculations twenty-four (24) months after each contract period or experience adjustment reporting period where such an event has occurred. If any payments are due under this final true-up, INSURER shall forward such payment to FHKC no later than November 1st of the end of that twenty-four month period.

Submission for any Experience Adjustment report shall be in a format established by FHKC and include sufficient documentation, as determined by FHKC, to support the medical loss ratio calculation and to allow FHKC to evaluate the component and subcomponent expenses that have been included in the calculations.

FHKC shall determine the adequacy of the information supplied under this section and whether or not the calculation has been accurately performed.

After receipt of INSURER’S submission, FHKC may request that the calculation also be provided on a county by county basis.

INSURER’S submission must include the following minimum information:

Insurer Name:
Contract Year:
Counties Included in Calculation:

Total Premiums Paid to INSURER during Contract Year: $
Actual Incurred Claims for Contract Year:                                 $
Medical Loss Ratio Achieved:                                                    %

Apply adjustment percentage in accordance with Section 3-21-3.

Amount Due to FHKC:                                                                 $

IV.	Section 4-12, Governing; Venue, is hereby amended to include the following new provision as paragraph (L):

L.           The Immigration Reform and Control Act of 1986 prohibits employers from knowingly hiring illegal works. INSURER shall employ individuals who may

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legally work in the United States – either U.S. Citizens or foreign citizens who are authorized to work in the United States. The INSURER shall use the U.S. Department of Homeland Security’s E-Verify Employment Eligibility System to verify the employment status of:

i.	All persons employed by the INSURER, during the term of this Contract, to perform employment duties within Florida; and,

ii.	All persons (including subcontractors) assigned by the INSURER to perform work pursuant to this Contract.

V.
All provisions of the Contract and any attachments thereto in conflict with this Amendment One shall be and are hereby changed to conform to this Amendment One.  All provisions not in conflict with this Amendment One are still in effect and are to be performed as specified in the Contract.  This Amendment One is incorporated and made a part of this Contract.

VI.
The Effective Date of this Amendment is the date on which the last party has executed this Amendment One except as otherwise specified in this Amendment. It is the intent of the Parties that the terms of the Amendment related back to the Effective Date if such a date occurs after the date of the last signature.

 (SIGNATURES FOLLOW ON NEXT PAGE)

REMAINDER OF PAGE LEFT BLANK

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IN WITNESS WHEREOF, the Parties hereto have caused this six (6) page Amendment to be executed by their officials who are duly authorized.

FOR
WELLCARE OF FLORIDA, INC.

/s/ Christina Cooper 8-11-11
PRINTED NAME OF SIGNATURE ABOVE: TITLE: DATE SIGNED:	Christina Cooper President, FL & HI Division

STATE OF FLORIDA             )

COUNTY OF HILLSBOROUGH)

The foregoing instrument was acknowledged me before this 11th day of August, 2011, by Christina Cooper , as President, FL & Hawaii Division on behalf of WellCare of Florida, Inc.  He/She is personally known to me ~~or has produced ________________ as identification.~~

/s/ Emily A. Merlin	[Notary Stamp]
 Notary Public

 My Commission Expires

/s/ Emily A. Merlin
WITNESS #1 SIGNATURE

Emily A. Merlin
WITNESS #1 PRINT NAME

/s/ Robert Diaz
WITNESS #2 SIGNATURE

Robert Diaz
WITNESS #2 PRINT NAME

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FOR
HEALTHEASE:

/s/ Christina Cooper 8/11/11
PRINTED NAME OF SIGNATURE ABOVE: TITLE: DATE SIGNED:	Christina Cooper President, FL & HI Division

STATE OF FLORIDA          )

COUNTY OF HILLSBOROUGH)

The foregoing instrument was acknowledged me before this 11th day of August, 2011, by Christina Cooper, as President, FL & HI Division on behalf of HealthEase of Florida, Inc.  He/She is personally known to me ~~or has produced ________________ as identification.~~

/s/ Emily A. Merlin	[Notary Stamp]
 Notary Public

 My Commission Expires

/s/ Emily A. Merlin
WITNESS #1 SIGNATURE

Emily A. Merlin
WITNESS #1 PRINT NAME

/s/ Robert Diaz
WITNESS #2 SIGNATURE

Robert Diaz
WITNESS #2 PRINT NAME

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FOR
FLORIDA HEALTHY KIDS CORPORATION:

/s/ Rich Robleto
NAME:                      Rich Robleto
TITLE:                      Executive Director
DATE SIGNED:

STATE OF FLORIDA             )

COUNTY OF  Leon  )

The foregoing instrument was acknowledged me before this  29th   day of  August           ,2011, by    Rich Robleto          , as Executive Director    on behalf of        FHKC             .  He/She is personally known to me or has produced ________________ as identification.

/s/ Amber N. Floyd	[Notary Stamp]
Notary Public

Nov. 14, 2013
 My Commission Expires

/s/ Amber N. Floyd
WITNESS #1 SIGNATURE

Amber N. Floyd
WITNESS #1 PRINT NAME

/s/ Jennifer K. Lloyd
WITNESS #2 SIGNATURE

Jennifer K. Lloyd
WITNESS #2 PRINT NAME

Reviewed by:

/s/ Jennifer K. Lloyd	Date: 8/15/2011
Signature of: Jennifer K. Lloyd
Chief External Affairs Officer

/s/ Joan Humphrey Anderson	Date: 8/21/11
Printed Name: Joan Humphrey Anderson
FHKC General Counsel
Florida Bar Number: 0294063

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